BayFirst Financial Corp. (NASDAQ:BAFN) 2024 – First Quarter Results (Unaudited)

22 In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward- looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

3 ABOUT BAYFIRST FINANCIAL CORP. TAMPA BAY’S PREMIER BANKING FRANCHISE IN THE TAMPA BAY- SARASOTA REGION(1) HOW WE RANK 2 ASSET SIZE BILLION TOTAL ASSETS (2)$1.14 SBA ORIGINATION SBA 7(a) ORIGINATOR IN THE NATION BY UNITS (3) #2 GROWTH ASSET GROWTH SINCE DEC 31, 2019(2)115% 1. Deposit ranking of banks with assets less than $10B headquartered in the Tampa-Sarasota region as of December 31, 2023 from Uniform Bank Performance Reports 2. Financial data as of March 31, 2024 3. As of SBA’s quarter ended March 31, 2024 INITIATIVES CORPORATE SOCIAL RESPONSIBILITY FOCUSED CSR DEPOSITS $22.2 MILLION IN TOTAL DEPOSIT GROWTH DURING THE QUARTER(2) BANKING CENTERS THE FIFTH BANKING CENTER IN THE SARASOTA-BRADENTON AREA OPENED IN SARASOTA IN FEBRUARY BRINGING THE TOTAL BANKING CENTERS TO 12 IN THE TAMPA BAY- SARASOTA REGION

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 4 KEY INVESTMENT POINTS Second largest community bank (deposits) based in attractive Tampa Bay-Sarasota region(1) Total asset growth of 115% since YE2019 Innovative technology driven bank planning for the future of banking Among the nation’s top SBA loan originators Deposit growth of 8% since same period last year Experienced management team with strong insider ownership of 15% ✔ ✔ ✔ ✔ ✔ ✔ ✔ The Company has continuously paid quarterly common stock cash dividends since 2016. 1. Deposit ranking of banks with assets less than $10B headquartered in the Tampa-Sarasota region as of December 31, 2023 from Uniform Bank Performance Reports

55 ABOUT BAYFIRST FINANCIAL CORP. CURRENT BANKING CENTER LOCATION SOLID BANKING CENTER FRANCHISE IN TAMPA BAY-SARASOTA REGION

INNOVATIVE COMMUNITY BANK

BAYFIRST

Technology focused community bank with diversified revenue streams

COMMUNITY BANKING

- **12 banking centers in Tampa Bay-Sarasota region**
- **Full suite of commercial and consumer loan and deposit products** to meet the needs of Tampa Bay individuals, families and small businesses

TECHNOLOGY FOCUSED

- **Advanced technology platform to support innovative products and services while improving efficiencies**
- **PowerLOS for government guaranteed and commercial lending platform**
- **Working with FinTechs to offer new and innovative services through Mulesoft API platform**


BAYFIRST

CREDITBENCH

- **BayFirst's in-house government guaranteed lending platform**
- **#2 in units and #5 SBA lender in dollars as of SBA's quarter ended 3/31/24**
- **#1 SBA lender in the five county Tampa Bay area at SBA's FY ended 9/30/23**
- **Small Loan Balance program:**
  - Includes **Bolt SBA 7(a) loans for $150K or less**, up to 85% government guarantee
- **Core program:**
  - **Focus on greater than $150K**
  - Loan generation from **organic sales** and **FinTech partners**

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7 ATTRACTIVE LOAN COMPOSITION Composition of Loans Held for Investment as of March 31, 2024 27.3% 18.8% 12.0% 24.6% 6.1% 2.9% 0.4% 6.8% C&I Residential HELOC Owner-occupied nonfarm/nonresidential Other nonfarm/nonresidential C&D Multifamily residential and farmland Consumer & Other Loan Highlights • Loan portfolio is well-diversified across major loan types with a low concentration of non owner-occupied commercial real estate loans • Total loan production of $197 million during the quarter • Loans held for investment grew $19 million during the quarter

8 SOLID DEPOSIT COMPOSITION Deposit Portfolio Composition as of March 31, 2024 • Total Deposits grew $22 million during the quarter • Approximately 84% of deposits are insured as of March 31, 2024 • Minimal use of short-term brokered deposits ($30 million as of March 31, 2024) • Grew number of checking accounts by 6% YTD Noninterest Bearing Transaction, 9.6% Interest Bearing Transaction, 24.9% Savings & Money Market, 38.9% Time Deposits, 26.6% Deposit Highlights

9 INVESTMENT SECURITIES AFS Investment Securities Portfolio as of March 31, 2024 (fair market value, in thousands) Investment Securities Portfolio Details • Minimal exposure to market value losses due to modest investment securities portfolio (4% of total assets) • Other Comprehensive Loss of $3.2 million reduced Tangible Book Value by $0.77 as of March 31, 2024 ◦ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ◦ No impact to regulatory capital ratios • $2.5 million of HTM investment securities, net of ACL of $14 thousand Asset-backed securities, $7,208 MBS: U.S. Government- sponsored enterprises, $7,496CMO: U.S. Government- sponsored enterprises, $16,417 Corporate bonds, $11,393

10 STRATEGIC PILLARS 2024 Maintain Strong Capital Manage and Evolve Risk Management Leverage Our SBA Expertise Promote Innovation Maintain Granularity of Deposit and Loan Portfolios Leverage Banking Center Franchise and Core Deposit Base Continue to Promote Workplace Culture and Social Responsibility

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 11 2024 GOALS & INITIATIVES • Increase the volume of small-balance SBA loans • Focus on revenue growth and optimize the Bank’s efficiency ratio • Maximize existing banking centers to increase brand awareness and core deposit customers • Partner with Fintech firms to create fee income and loan and deposit opportunities • Grow capital and expand the Company’s shareholder base • Enhance overall customer experience, engagement, and satisfaction • Improve digital channels and functionalities to elevate customer engagement • Maximize the investment in technology • Position the Bank to achieve an “Outstanding” CRA rating

12 Q1 2024 For the Three Months Ended ($000s) 3/31/2024 12/31/2023 Increase/ (Decrease) 3/31/2023 Increase/ (Decrease) Interest income $ 19,187 $ 18,854 $ 333 $ 14,251 $ 4,936 Interest expense 10,445 9,977 468 5,198 5,247 Net interest income 8,742 8,877 (135) 9,053 (311) Provision for credit losses 4,058 2,737 1,321 1,942 2,116 Noninterest income 14,268 14,691 (423) 9,448 4,820 Noninterest expense 17,773 18,466 (693) 15,412 2,361 Income tax expense 296 704 (408) 280 16 Net income from continuing operations 883 1,661 (778) 867 16 Net income (loss) from discontinued operations (59) (6) (53) (128) 69 Net income 824 1,655 (831) 739 85 Preferred dividends 385 341 44 208 177 Net income available to common shareholders $ 439 $ 1,314 $ (875) $ 531 $ (92)

13 Q1 2024 As of and For the Three Months Ended 3/31/2024 12/31/2023 3/31/2023 Return on average assets(1) 0.29% 0.60% 0.30 % Return on average common equity(1) 2.06% 6.37% 2.69 % Tangible book value per common share $ 20.45 $ 20.60 $ 19.70 Diluted earnings per common share $ 0.11 $ 0.32 $ 0.13 Dividend payout ratio 74.91% 25.03% 61.48 % Total Capital (to risk-weighted assets) 12.29% 13.03% 14.12 % Common Equity Tier 1 Capital (to risk-weighted assets) 11.04% 11.77% 12.87 % Tier 1 Capital (to total assets) 9.12% 9.38% 10.18 % Nonperforming loans (excl gov’t gtd balance)/total loans held for investment(2) 0.88% 1.00% 0.29 % ACL/Total loans held for investment at amortized cost 1.62% 1.64% 1.69% (1) Annualized (2) Excludes loans measured at fair value

14 $81 $81 $83 $85 $85 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $20 $40 $60 $80 $100 $120 Strong balance sheet on track for continued organic growth ORGANIC GROWTH Total Assets ($M) Total Loans HFI ($M) Total Deposits ($M) Tangible Common Equity ($M) $1,070 $1,087 $1,134 $1,118 $1,144 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $200 $400 $600 $800 $1,000 $1,200 $793 $837 $878 $916 $935 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $200 $400 $600 $800 $1,000 $933 $945 $1,018 $985 $1,007 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $200 $400 $600 $800 $1,000 $1,200

15 SUMMARY OF KEY RATIOS ROAA (%)(1) ROATCE (%)(1) Net Interest Margin (%)(1) Noninterest Income / Total Revenue from Continuing Operations 0.30% 0.52% 0.71% 0.60% 0.29% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 0.00% 0.50% 1.00% 2.69% 5.86% 8.46% 6.37% 2.06% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 0.00% 5.00% 10.00% 15.00% 4.17% 4.18% 3.36% 3.48% 3.42% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 51.07% 51.97% 63.62% 62.33% 62.01% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 20% 30% 40% 50% 60% 70% (1) Annualized

16 SHAREHOLDER VALUE CREATION $19.70 $19.85 $20.12 $20.60 $20.45 Tangible Book Value Per Share Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $10 $12 $14 $16 $18 $20 $22

17 $122 $125 $156 $145 $131 563 676 729 849 809 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $25 $50 $75 $100 $125 $150 $175 500 600 700 800 900 1,000 • Nationally ranked #2 in total SBA units and #5 in dollars for the quarter ended March 31, 2024 • Strategic initiative to expand USDA business and industry lending program: an experienced USDA lender recently hired to support this effort • Total Q1 2024 government guaranteed loan production increased 7.8% from Q1 2023 • Demand remains strong for the Company’s specialty Bolt program, an SBA 7(a) loan product designed to provide working capital loans of $150 thousand or less to businesses throughout the country ◦ Since the launch in June 2022, the Company originated loans totaling $539.9 million, including $98.2 million in Q1 2024 ◦ New automation program launched through proprietary loan origination system PowerLOS and Open API, allowing increased volume and efficiency while limiting additional staff CREDITBENCH (SBA/USDA LENDING) Q1 2024 Highlights Government Guaranteed Loan Amount ($M) and Unit Volume

18 $1,044 $1,122 $1,199 $1,252 $1,326 $350 $364 $373 $396 $375 $694 $758 $826 $856 $951 HFI Government Guaranteed Loans (1) Government Guaranteed Loans Serviced for Others 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 $0 $250 $500 $750 $1,000 $1,250 $1,500 CREDITBENCH (SBA/USDA LOANS) Guaranteed Loans HFI and Loans Serviced for Others ($M) (1) Excludes PPP loans

19 Quarter Ended ($000s) 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 Core 7(a) $ 33,832 $ 44,195 $ 36,635 $ 33,115 $ 25,967 Core 504 16,022 — 14,571 482 2,419 Core USDA 13,625 5,525 19,800 9,080 4,000 Bolt 58,633 74,785 84,905 102,264 98,170 Total $ 122,112 $ 124,505 $ 155,911 $ 144,941 $ 130,556 GOVERNMENT GUARANTEED LOAN PRODUCTION

20 ASSET QUALITY Strong reserve well-positioned to withstand volatility in economic conditions 1.05% 1.15% 1.13% 1.27% 1.71% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 0.0% 0.5% 1.0% 1.5% 2.0% Net charge-offs/Total average loans HFI at amortized cost ACL/Total loans held for investment at amortized cost 1.69% 1.61% 1.68% 1.64% 1.62% 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 0.0% 0.5% 1.0% 1.5% 2.0% ACL to nonperforming loans(1)(2) Past due and Nonaccrual loans to Total loans HFI at amortized cost(1)(2) 582.72% 191.17% 152.29% 163.32% 183.75% 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 0.0% 250.0% 500.0% 750.0% 1.04% 1.59% 1.93% 2.10% 1.70% 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 0.0% 1.0% 2.0% 3.0% (1) Excludes government guaranteed balances (2) Excludes loans measured at fair value

21 Quarter ended ($000s) 6/30/2023 9/30/2023 12/31/2023 3/31/2024 Ending balance $ 23,255 $ 20,006 $ 17,027 $ 14,345 31-90 days past due 700 852 1,021 718 90+ days past due 220 351 258 170 Net charge-offs 601 755 896 770 Net charge-offs to average loans (annualized) 9.63% 13.97% 19.32% 19.53 % UPGRADE CONSUMER LOANS Purchased unsecured consumer loans (no purchases after 2022: additional purchases are not planned)

COMMUNITY BANKING PERFORMANCE

BAYFIRST

Q1 2024 Highlights

Q1 2024 Loan Production Summary:

- Loan production during the quarter was $66.6 million[1]
- Loans held for investment, including government guaranteed loans, increased by a net $19.4 million QoQ

Q1 2024 Deposit Summary:

- Deposit balances increased $22.2 million QoQ
- Deposit portfolio increased by 4.7% in number of accounts (to 19,955 accounts totaling $1.01 billion) QoQ

New Banking Center:

- Opened fifth banking center in Sarasota in February 2024 bringing the total to 12 banking centers in the Tampa Bay-Sarasota region

Banking Center & Deposits

($ in 000s)			Total Deposits		
#	Branch	Year Opened	3/31/2024	3/31/2023	3/31/2022
1	St. Petersburg[2]	2017	$ 264,169	$ 312,052	$ 247,204
2	Seminole	1999	141,934	137,298	159,093
3	Pinellas Park	2005	96,545	69,223	71,235
4	Downtown Sarasota	2018	169,521	188,418	169,613
5	Countryside	2018	61,041	66,896	60,060
6	West Tampa	2020	106,130	88,286	54,985
7	Belleair Bluffs	2021	39,934	31,529	7,939
8	West Bradenton	2022	56,281	32,944	—
9	Carrollwood	2023	44,161	6,255	—
10	Bee Ridge	2023	26,067	—	—
11	North Sarasota	2023	351	—	—
12	South Tamiami Trail	2024	1,181	—	—
Total Branches (12)			$ 1,007,315	$ 932,901	$ 770,129

[1] Excludes government guaranteed loan production
[2] St. Petersburg branch deposits include other deposits generated by CreditBench, Cash Management, Corporate Treasury, and Virtual

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APPENDIX

24 BOLT SINGLE LOAN EARNINGS EXAMPLE Immediate One-Time Impact Loan amount (Average amount of a Bolt loan) $ 130,000 Guaranteed amount (85% of total loan) 110,500 Unguaranteed amount (15% of total loan, retained by BayFirst) 19,500 Premium earned on sale of guaranteed amount 10,166 (The gross premium paid when the loan is sold, less 50% of the amount over 10% to be shared with SBA and approximately 20% which is deferred and recognized over the remaining life of the unguaranteed loan amount) Cost to originate (Includes third party referral fees and internal labor and origination costs) (3,868) Packaging fee (Paid by borrower to compile and transmit SBA compliant loan package) 1,560 Servicing right gain (Reflects future value of servicing on sold loans) 2,652 Provision for credit loss on unguaranteed amount (Booked according to ASC 326) (1,560) Net one-time impact 8,950 First year income statement impact from unguaranteed amount 1,216 (Includes net interest margin and accretion of deferred gain, offset by amortization of deferred costs and servicing asset) Combined immediate one-time and first year earnings impact $ 10,166 This example is for illustrative purposes and is not a guarantee of future loan size or volume and may not be indicative of the financial impact of future loans. The size, volume, and financial impact of such loans involve known and unknown risks and uncertainties, which may cause actual performance and results to be materially different.

25 OWNERSHIP OVERVIEW Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,134,914 as of 4/18/24 Source: S&P Capital IQ Pro Vanguard Group Inc., 2.98% First Manhattan Co., 3.36% 1st & Main Growth Partners, 3.36% All Other Institutions, 7.78% Mark S. Berset, 6.83% All Other Directors/ Executive Officers, 7.95% Public/Other, 67.74%

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 26 DEPOSITS IN TAMPA BAY-SARASOTA REGION Total Deposits (Total Assets <$10BN and HQ in Tampa-Sarasota Region) Note: Deposit data as of December 31, 2023 Source: Uniform Bank Performance Reports Average Deposits Branches Deposits per Branch Rank Institution ($ millions) (No.) ($ millions) 1 Bank of Tampa $2,802 13 $216 2 BayFirst National Bank 985 11 90 3 Flagship Bank 562 6 94 4 Climate First 480 3 160 5 Gulfside Bank 245 1 245 6 TCM Bank NA 263 1 263 7 Central Bank 235 4 59 8 Century Bank of Florida 93 1 93 9 Waterfall Bank 128 1 128

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 27 LIQUIDITY SOURCES • Available Liquidity ◦ $61 million in cash and due from other banks ◦ $43 million in AFS investment securities • Off Balance Sheet Sources of Liquidity ◦ $162 million of unused, available borrowing capacity at the FHLB based on pledged loans ◦ $39 million available at the Federal Reserve Bank based on pledged loans ◦ $50 million in available Fed Funds borrowing lines from other banks • Contingent Sources ◦ Up to $141 million in brokered deposits (1) ◦ Up to $339 million in listing service deposits (1) (1) Based on Bank’s policy limits Data as of March 31, 2024

EXPERIENCED LEADERSHIP TEAM

BAYFIRST



Thomas G. Zernick

Chief Executive Officer & Director of BayFirst and the Bank

- Joined BayFirst in Q1 2016
- Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI)
- B.A. in Business Administration from University of Notre Dame



Robin Oliver

President & Chief Operating Officer of BayFirst and the Bank

- Joined BayFirst as CFO in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018
- Approximately 16 years with Crowe LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions
- B.S. in Accounting from the University of Kentucky



Scott J. McKim

EVP, Chief Financial Officer of BayFirst and the Bank

- Joined BayFirst in July 2023
- Previous experience includes Chief Strategy Officer of 121 Financial Credit Union, Chief Financial Officer and Chief Lending Officer of Publix Employees Federal Credit Union, and Director of Corporate Finance and Divisional CFO for Huntington Bancshares
- B.S. in Accounting from Bowling Green State University and a M.B.A from Max M. Fisher College of Business, The Ohio State University

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EXPERIENCED LEADERSHIP TEAM

BAYFIRST



Brandi Jaber

EVP, Chief Production Officer

- Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions
- B.B.S from The University of Florida and M.B.A from The University of Tampa



Thomas Quale

EVP, Chief Lending Officer and Market President

- Joined BayFirst in 2018
- Held leadership positions at multiple institutions amassing expertise in many areas of community banking and business development
- B.S. in Economics with an emphasis in Mathematics from University of Wisconsin-Madison



John Macaluso

EVP, Chief Technology Officer

- Joined BayFirst in Q4 2020
- 37 years of information technology experience
- Served as CTO for Fiserv, Inc.
- B.A. from University of South Florida



Lewis Benner

EVP, Chief Credit Officer

- Joined BayFirst in 2018; Prior to joining BayFirst, Mr. Benner served in leadership roles from multiple financial institutions
- B.A. in Business Administration from Elizabethtown College

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